UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant
☒

Filed by a party other than the Registrant
☐
Check the appropriate box:

☐
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted

by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐
Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12
AUBURN NATIONAL BANCORPORATION, INC
(Name of Registrant as Specified in its Charter)
Not applicable.
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒

No fee required.
☐

Fee paid previously with preliminary materials.
☐

Fee computed on table in exhibit required by Item 25(b) per Exchange

Act Rules 14a-6(i)(1) and 0-11.

April 3, 2025
TO OUR SHAREHOLDERS:
You are cordially

invited to

attend the

Annual Meeting

of Shareholders

of Auburn

National Bancorporation,
Inc., to be held

at the AuburnBank Center,

100 North Gay Street,

Auburn, Alabama, on May 13, 2025,

at
3:00 P.M.,

local time (collectively, with any adjournments or postponements thereof, the “Meeting”).

The Notice of

Meeting, Proxy Statement

and Proxy are

enclosed. We

hope you can

attend and vote

your
shares in

person.

In any

case, please

complete the

enclosed Proxy

and return

it to

us.

This action

will
ensure that your preferences will

be expressed on the matters

that are being considered.

If you attend the
Meeting, you may vote your shares in person even if you have previously returned your Proxy.
Prior to the meeting, a reception will

be held from 2:30 p.m. to 3:00

p.m. in the AuburnBank Center.

We
hope you can join us!
We

thank you for your support this past year,

and we encourage you to review our Annual Report.

If you
have any questions about the Proxy Statement or the Annual Report,

please call or write us.
Sincerely,
/s/ Robert W. Dumas
Robert W. Dumas
Chairman of the Board

AUBURN NATIONAL

BANCORPORATION,

INC.
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD May 13, 2025
Notice is hereby

given that the

2025 Annual

Meeting of Shareholders

of Auburn National

Bancorporation, Inc.

(the
“Company”) will be

held at the

AuburnBank Center,

100 North Gay

Street, Auburn, Alabama

on Tuesday,

May 13,
2025,

at 3:00 P.M., local time

(collectively, with any adjournments or postponements

thereof, the “Meeting”), for the
following purposes:
1. Election of Directors
.

To elect 11

nominees to serve on the Board of Directors for a one-year term;

2.
Advisory

Vote

on

Executive

Compensation
.

To

approve,

on

a

non-binding,

advisory

basis,

the
compensation

of the

Company’s

“named

executive

officers”

as disclosed

in

the

proxy

statement that
accompanies this notice;

3.
Frequency

of Advisory

Vote

on Executive

Compensation
. To

recommend, on

a non-binding,

advisory
basis, the frequency

(every one, two

or three years)

of shareholder votes

to approve, on

a non-binding,
advisory basis, the compensation of the Company’s

“named executive officers”;
4. Amendment of Certificate of Incorporation
. To

approve an amendment to the Company’s

Certificate of
Incorporation to limit the liability of officers as permitted by the Delaware

General Corporation Law;
5.
Ratification of

Auditors
. To

ratify the

appointment of

Elliott Davis

LLC as

the independent

registered
public accounting firm of the Company for the fiscal year ending

December 31, 2025; and
6. Other Business
. To transact such

other business as may properly come before the Meeting.
Only shareholders

of record

at the

close of

business on

March 17, 2025,

are entitled

to notice

of and

to vote

at the
Meeting. All shareholders, whether or

not they expect to

attend the Meeting in

person, are requested to

complete, date,
sign and return the enclosed Proxy in the accompanying envelope.

By Order of the Board of Directors,
/s/ C. Wayne Alderman
C. Wayne Alderman
Secretary
April 3, 2025
PLEASE COMPLETE,

DATE,

AND SIGN

THE ENCLOSED

PROXY AND

RETURN IT

PROMPTLY

TO THE
TRANSFER AGENT IN THE

ENVELOPE PROVIDED.

IF YOU ATTEND

THE MEETING, YOU MAY

VOTE
IN PERSON BY WRITTEN BALLOT IF YOU WISH, EVEN IF YOU HAVE

PREVIOUSLY

RETURNED YOUR
PROXY.
IMPORTANT

NOTICE REGARDING THE AVAILABILITY

OF PROXY MATERIALS

FOR THE
SHAREHOLDER MEETING TO BE HELD ON TUESDAY,

MAY 13,

2025
THE PROXY STATEMENT

AND ANNUAL REPORT TO SHAREHOLDERS
ON SECURITIES AND EXCHANGE COMMISSION FORM 10-K,

INCLUDING EXHIBITS, ARE
AVAILABLE

FREE OF CHARGES AT

WWW.AUBNPROXY.COM

AND OUR COMPANY’S

WEBSITE WWW.AUBURNBANK.COM

If you are

a beneficial owner

of shares of

Company common stock,

you should receive

a Notice

of Internet Availability
of Proxy Materials

or voting instructions

from any broker

or other nominee

holding your shares.

You

should follow
the instructions in

the Notice or the

voting instructions provided

by your broker or

nominee in order

to instruct your
broker or nominee on how to vote your shares.

Shares held beneficially through a broker or nominee may be voted at the Meeting only if you obtain a legal proxy from the broker or nominee giving you the right to vote the shares.
If the

Meeting is

adjourned or

postponed, your

proxy will

still be

effective

and will

be voted

at the

rescheduled or
adjourned Meeting. You

will still be able to change or revoke your proxy until the rescheduled or adjourned Meeting.
AVAILABILITY

OF ANNUAL REPORT
Copies of the Company’s 2024 Annual Report

on SEC Form 10-K

can also be

found by clicking the

heading “Investor
Relations” on the Company’s

website,
www.auburnbank.com,

and then clicking on “SEC Filings”,

and then clicking
on “Annual Reports”.

Upon the written request

of any person

whose Proxy is solicited

by this Proxy

Statement, the
Company will furnish to such person

without charge (other than for exhibits)

a copy of the Annual Report, including
financial statements and schedules thereto, as

filed with the SEC.

Such requests should be directed to

Luellen Bishop,
Shareholder Relations,

Auburn National Bancorporation,

Inc., P.O.

Box 3110,

Auburn, Alabama,

36831-3110 or

by
emailing: investorrelations@auburnbank.com.

REQUESTS FOR A COPY OF THE ANNUAL REPORT

(WITHOUT EXHIBITS) FROM THE
COMPANY BEFORE

THE ANNUAL MEETING MUST BE RECEIVED BY THE COMPANY

NOT
LATER THAN APRIL

26, 2025, OTHERWISE YOU MAY

NOT RECEIVE SUCH REPORT PRIOR

TO
THE MEETING.

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
OF
AUBURN NATIONAL

BANCORPORATION,

INC.
TO BE HELD MAY

13, 2025
General
This Proxy Statement

is being furnished

to shareholders of

Auburn National Bancorporation,

Inc. (the “Company”),
a

Delaware

corporation

registered

as a

bank

holding

company

under

the

Bank Holding

Company

Act

of 1956,

as
amended (the “BHC Act”), in

connection with the solicitation

of proxies by the Company’s

Board of Directors from
holders of the

outstanding shares of

the Company’s

$.01 par value

Common Stock (“Common

Stock”) for the

2025
Annual

Meeting

of

Shareholders

of

the

Company

(collectively,

with

any

adjournments

or

postponements,

the
“Meeting”).

Unless

the

context

otherwise

requires,

the

term

“Company”

includes

the

Company’s

subsidiary,
AuburnBank (the “Bank”).

The Company’s Common Stock is listed on the

Nasdaq Global Market under the symbol
“AUBN.”
The Meeting

is being

held

to consider

and

vote upon:

(i) the

election

of

11

nominees

for election

to the

Board

of
Directors

for

one-year

terms;

(ii)

on

a

non-binding,

advisory

basis,

the

compensation

of

the

Company’s

“named
executive officers”

(defined below)

as disclosed

in this

Proxy Statement

(a “say-on-pay

proposal”);

(iii) on

a non-
binding, advisory basis, the frequency

(every one, two, or

three years) of say-on-pay proposals

(the “say-on-frequency
proposal”);

(iv)

an

amendment

to

the

Company’s

Certificate

of

Incorporation

to

limit

the

liability

of

officers

as
permitted

by the

Delaware

General

Corporation

Law;

(v)

the ratification

of the

appointment

of Elliott

Davis

LLC
(“Elliott

Davis”)

as

the

independent

registered

public

accounting

firm

of

the

Company

for

the

fiscal

year

ending
December 31, 2025; and (vi) such other matters as may properly come before the Meeting.

The Company’s Board of Directors knows of no business that will be presented for consideration at the Meeting other
than the matters described in this Proxy Statement.
This Proxy Statement

and the Proxy

are first being

provided on or

about April 3, 2025,

to Company shareholders

of
record as of the close of business on March 17, 2025 (the

“Record Date”).

The Company’s 2024 Annual Report

(the
“Annual

Report”),

including

financial

statements

for

the

fiscal

year

ended

December 31,

2024,

can

be

found

by
clicking

the heading

“Investor Relations”

on the

Company’s

website, www.auburnbank.com,

and

then clicking

on
“SEC Filings”, and then clicking on “Annual Reports”.
Each shareholder is entitled to one vote

on each proposal for each

share of Common Stock held as

of the Record Date.

In determining

whether a

quorum exists at

the Meeting

for purposes

of all matters

to be voted

on, all votes

“for” or
“against,” as well as all abstentions (including votes to withhold authority to vote in certain cases), will be counted as shares present,

and a

quorum will exist

if a

majority of

the shares

issued and

outstanding and

entitled to

vote at

the
meeting are present or represented by proxy.

Under Delaware law, the vote required for the election of directors is a plurality of the votes cast by the shares

present
or represented by proxy, at the Meeting and entitled to vote on the election of directors, provided a quorum is present.

Consequently,

with respect to the election of

directors, “withhold” votes and broker

non-votes will not be counted

in
determining whether

the director

has received

the requisite number

of votes for

approval as they

are not considered
votes cast.

All other proposals require the affirmative

vote of the majority of shares present or represented by

proxy,
and

entitled

to

vote

at

the

Meeting

(meaning

that

of

the

shares

represented

at

the

meeting

and

entitled

to

vote,

a
majority of them

must be voted “for”

the proposal for it

to be approved).

Abstentions will have

the same effect

as a
vote “against”

the proposal,

and broker non-votes

will not be

counted in determining

whether the proposal

received
the requisite number of votes for approval.

A “broker non-vote”

occurs when a broker,

dealer, bank,

or voting trustee or

their nominee who

can be identified as
a record holder of Common Stock holding

shares in “street name” for a beneficial

owner of Common Stock does not
vote on

a particular

proposal because

the record

holder does

not have

discretionary voting

power for

that particular
item and has

not received

voting instructions

from the beneficial

owner.

Brokers (and other

similar record

holders)
that

have

not

received

voting

instructions

from

their

clients

cannot

vote

on

their

clients’

behalf

on

“nonroutine
matters.”

All matters

to be

considered at

the Meeting

are “non-routine,”

except brokers

lacking voting

instructions
from the beneficial owners,

may vote on

ratification of the

appointment of Elliott

Davis as the

Company’s independent
registered

public

accounting

firm.

Such

broker

votes

on

the

ratification

of

the

auditors

are

“broker

discretionary
votes,” and may be counted in meeting the quorum requirements.
Unless

otherwise

required

by

the

Company’s

Certificate

of

Incorporation

or

Amended

and

Restated

Bylaws
(“Bylaws”), or by the Delaware General Corporation Law or other applicable law,

any other proposal that is properly
brought before the Meeting will require the affirmative vote of the majority of shares present or represented by proxy,
and

entitled

to

vote

at

the

Meeting

(meaning

that

of

the

shares

represented

at

the

meeting

and

entitled

to

vote,

a
majority

of

them

must

be

voted

“for”

the

proposal

for

it

to

be

approved).

With

respect

to

any

such

proposal,
abstentions will

have the

same effect

as a

vote “against”

the proposal,

and broker

non-votes will

not be

counted in
determining whether such proposal has received the requisite number of votes for approval.

The

Company’s

principal

executive

offices

are

located

at

100

N.

Gay

Street,

Auburn,

Alabama

36830,

and

its
telephone number is (334) 821-9200. The Company maintains an internet website at www.auburnbank.com.
Record Date, Solicitation and Revocability of Proxies
The Record Date for the Meeting has been set as the close of business on

March 17, 2025. Accordingly,

only holders
of record

of shares

of Common

Stock on

the Record

Date will

be entitled

to vote

at the

Meeting.

At the

close of
business on such

date, there were

approximately 3,493,699

shares of Common

Stock issued and

outstanding, which
were held by approximately 330 shareholders of record.

Shares

of

Common

Stock

represented

by

a

properly

executed

Proxy,

if

such

Proxy

is

received

in

time

and

is

not
revoked, will be

voted at the

Meeting in

accordance with

the instructions

indicated in

such Proxy.

If you properly
execute and return your Proxy but do not indicate any voting instructions with respect to one or more matters
to

be

voted

upon

at

the

Meeting,

or

if

your

voting

instructions

are

unclear,

your

shares

will

be

voted

in
accordance with the recommendation of the Board of Directors as to all such matters. Specifically, your shares will be voted FOR the election of all

director nominees, FOR the advisory approval of the say-on-pay proposal,
FOR

the

advisory

recommendation

of

the

annual

say-on-frequency

proposal,

FOR

the

amendment

of

the
Certificate

of

Incorporation,

FOR

the

ratification

of

the

appointment

of

Elliott

Davis

as

the

independent
registered public

accounting firm

of the Company

for the fiscal

year ending December

31, 2025;

as well as

in
the discretion of the persons named

as proxies on all other

matters that may properly come before the Meeting.

A shareholder who has given a Proxy may revoke it at any time prior to its exercise at the Meeting by either (i) giving
written notice

of revocation

to the

Company’s

Secretary,

(ii) properly

submitting

to the

Company

a duly

executed
Proxy

bearing

a

later date,

or (iii)

appearing

in person

at

the Meeting

and voting

in person

by written

ballot.

All
written notices

of revocation

or other

communications with

respect to

revocation of

Proxies should

be addressed

as
follows: Auburn National Bancorporation, Inc., P.O.

Box 3110, Auburn, Alabama 36831-3110,

Attention: C. Wayne
Alderman, Secretary.
Proxy Solicitation Costs
The cost of soliciting Proxies for the Meeting will be paid by the Company.

The Company’s officers

may also solicit
proxies by telephone or otherwise, but will not receive additional compensation for these activities.

In addition to the
solicitation of shareholders of record by mail, telephone, facsimile, email, or personal contact, the Company may also make arrangements with brokers, dealers, banks, or

voting trustees or their nominees who can be identified

as record
holders

of

Common

Stock

to

forward

this

proxy

statement

and

the

2024

Annual

Report

to

beneficial

owners

of
Common

Stock.

The Company

will reimburse

such third-parties

for

their reasonable

expenses in

connection

with
these services.

PROPOSAL ONE: ELECTION OF DIRECTORS
General
Eleven persons have been nominated to serve on the

Company’s Board of Directors for one-year terms expiring at the
Company’s next scheduled annual meeting of shareholders and until their successors have been elected and qualified.

All the nominees for director are current directors of the Company,

and all have agreed to serve, if elected.

Proxies cannot be voted for more than the 11

nominees.

Cumulative voting for directors is not permitted.

All shares
represented by valid Proxies received and not revoked before they are exercised will be voted in the manner specified therein.

If no specification is made, the Proxies will be voted for

the election of all 11 nominees listed below.

In the
unanticipated event

that any nominee

is unable

to serve,

the persons

designated as

proxy holders

will cast

votes for
the remaining nominees and for such other replacements as may be nominated by the Company’s

Board of Directors.
The nominees have been nominated by the Company’s Board of

Directors based on the recommendation of the
Nominating and Corporate Governance Committee, and

the Board unanimously recommends you vote

“FOR”
the election of all 11 nominees listed below.
Information about Nominees for Directors and Executive Officers

The following table sets forth the name

and age of each nominee for

director, a brief description of his or her

principal
occupation

and business

experience,

certain other

directorships and

how long

he or

she has

been a

director for

the
Company or the Bank.

In addition, we have also provided

a brief discussion of the

specific experience, qualifications,
attributes or

skills that

led to

the Nominating

and Corporate

Governance Committee’s

conclusion that

the nominee
should serve as

one of

our directors.

Except for

Robert W. Dumas, Chairman

of the

Board of

Directors of the

Company
and

the Bank

and David

A. Hedges,

President

and

CEO of

the Company

and the

Bank, none

of the

nominees

are
employed by the Company or the Bank or any entity that is an affiliate of the Company or the Bank.

Name, Principal Occupation, Business Experience, Age, Directorships

and Qualifications

Director
Since

C. Wayne Alderman

2004
Dean

and

Professor

Emeritus,

former

Dean

of

Enrollment

Services

and

former

Dean,

College

of
Business, Auburn University; former Director of

Financial Operations of the

Bank from 2000 to

2007;
employed by Auburn University from 1979 to 2022.

Dr. Alderman is 74.

Dr. Alderman, a certified public

accountant and former Torchmark Professor of Accounting

at Auburn
University,

has

strategic

planning

expertise,

public

accounting

and

risk

and

general

management
knowledge to the Board.

He also has

valuable insight and banking knowledge

as a result

of his service
as the Bank’s Director of Financial Operations

from 2000 to 2007, in addition to serving as a director
of the Bank since 1993.

Terry W.

Andrus

1998
Retired President and

Chief Executive Officer

of the East

Alabama Medical Center

from 1984 to

2018;
Director

of Care

Network

Southeast, Former

Director of

Blue Cross/Blue

Shield of

Alabama.

Mr.
Andrus is 73.

Mr. Andrus

has executive decision-making,

financial expertise, and business-building

skills from his
past

service

as

the

Chief

Executive

Officer

of

a

regional

hospital.

Mr.

Andrus

also

has

served

as
Chairman of the Alabama Hospital

Association.

He possesses banking knowledge through his

service
as a director of the Bank since 1991.

Name, Principal Occupation, Business Experience, Age, Directorships

and Qualifications

Director
Since

J. Tutt

Barrett

2010
Mr. Barrett is a senior partner

in the law firm of Dean & Barrett, located in Opelika,

Alabama, where
he has worked since 1992. Mr. Barrett is 73.
Mr.

Barrett

brings

a

wealth

of

legal

and

risk

management

skills

to

the

Board.

He

also

provides
governance

skills

and

experience

gained

through

his

service

on

the

boards

of

various

charitable
organizations. In

addition, Mr.

Barrett served

on one of

the Bank’s

local advisory

boards from 1991
to 2010.

Laura J. Cooper

2020
Executive Director of Lee

County Youth

Development Center in Opelika,

Alabama since 2000.

She
has held various

positions with the

Lee County Youth

Development Center since

1987.

Ms. Cooper
is 66.

Ms.

Cooper

has

extensive

executive

experience

as

head

of

a

large

non-profit

in

Lee

County,
Alabama.

She also

currently serves

on the

Auburn Industrial

Development Board

of Directors,

the
Opelika Chamber of Commerce Board of Directors, and the Auburn University Human Development
and

Family

Studies

Advisory

Council.

Ms.

Cooper

has

held

numerous

other

leadership

positions,
including her past

service as President

of the Auburn

City School Board,

Chairperson of the

Auburn
Chamber of Commerce Board of Directors,

Chairperson of the United Way of Lee County Board, and
as a member of the Auburn University College of Education

Advisory Council. Ms. Cooper provides
a unique perspective to the Board of Directors regarding the financial needs of the local community.

Robert W.

Dumas

2001
Chairman of the

Board of the Company

and the Bank since

January 2020; President

and CEO of the
Company

from 2017

to December

31, 2022

and

the

Bank from

2001

to

December 31,

2022;

Vice
Chairman of the Company

and the Bank from 2013

until his election as the

Chairman; President and
Chief Lending Officer of the Bank

from 1998 to 2001. He

has been employed by the

Bank since 1984;
and is a Director of East Alabama Medical Center.

Mr. Dumas is 71.

Mr.

Dumas

brings

valuable

insight

and

knowledge

to

the

Board

as

a

result

of

his

prior

service

as
President and CEO of the Company and the

Bank.

Mr. Dumas currently serves as a trustee or director
of the Auburn

University Board of

Trustees, the Auburn Research

and Technology Board of Directors,
and served

on the Board

of Directors

of the

Alabama Bankers

Association, and

the Federal Reserve
Bank of Atlanta.

He has

held numerous other

positions in professional

leadership, including his

service
as

President

and

Chairman

of

the

Alabama

Bankers

Association

and

a

member

of

the

Auburn
University

Business

Advisory

Council.

Mr.

Dumas

has

valuable

knowledge

from

his

46

years

of
service in the banking industry,

including serving as a director of the Bank since 1997.

William F.

Ham, Jr.

2004
Former

Mayor

of

City

of

Auburn

from

1998

to

2018;

owner

of

Varsity

Enterprises,

a

company
providing coin laundry services, since 1977.

Mr. Ham is 71.

Mr. Ham brings a

wealth of business-building

skills and community

knowledge to the

Board as a

result
of his experience as an entrepreneur and as

the former Mayor of City of

Auburn.

He also has valuable
knowledge through his service as a director of the Bank since 1993.

Name, Principal Occupation, Business Experience, Age, Directorships

and Qualifications

Director
Since
David A. Hedges

2022
President and Chief Executive Officer of the

Company and the Bank since January 1, 2023; formerly
Executive Vice

President and Chief Financial

Officer of the Company

and the Bank since December
2015; and various other positions with the Company and Bank since 2006.

Mr. Hedges is 46.
Mr. Hedges brings valuable knowledge

and insight to the Board as a result of his service as President and CEO of

the Company and

the Bank and

his prior service

as Executive

Vice

President and Chief
Financial Officer

of the

Company and

the Bank.

Mr.

Hedges currently

serves on

the East

Alabama
Medical Center Foundation Board of Directors.

Prior to joining the Company, Mr.

Hedges worked at
KPMG LLP in their financial services audit practice from 2002 to 2006.

David E. Housel

2004
Director

of

Athletics

Emeritus

at

Auburn

University

since

January

2006;

Director

of

Athletics

at
Auburn University from 1994 to January 2006. He was employed by Auburn University from 1970 to
2006.

Mr. Housel is 78.

Mr.

Housel

brings

valuable

business,

public

relations,

and

strategic

planning

skills

to

the

Board
through

his

previous

experience

managing

a

major

collegiate

athletic

program

with

numerous
employees

and

supervising

multi-million

dollar

budgets.

He

also

possesses

banking

knowledge
through his service as a director of the Bank since 1997.

Michael A. Lawler

2024
Founder

and

Chief

Executive

Officer

of

Fullsteam

Holdings

LLC

(“Fullsteam”)

since

April

2018;
formerly President –

Strategic Markets Group

and executive officer

for Heartland Payment Systems,
Inc. from 2012 until its sale to

Global Payment System Inc. in 2016. After the sale,

Mr. Lawler briefly
retired before discussions that led to the formation of Fullsteam.

Mr. Lawler is 62.

Mr.

Lawler

has

executive

decision-making,

strategic

planning,

and

business-building

skills

as

the
founder and Chief Executive Officer of Fullsteam and previously as an executive officer of Heartland
Payment

Systems.

He also

possesses valuable

insight regarding

the intersection

of technology

and
payments for a variety of small business industry verticals and as a vendor to banks.

Anne M. May

1990
Retired Partner,

Machen & McChesney,

LLP,

an accounting firm

located in Auburn,

Alabama, from
1983 to 2018.

Ms. May is 74.

Ms.

May

has

valuable

risk

management

skills,

public

accounting

knowledge

and

expertise

in
compensation

and tax

compliance as

a partner

and former

managing

partner for

a local

accounting
firm.

She also possesses extensive

banking knowledge through

her service as a

director of the

Bank
since 1982.

Sandra J. Spencer

2024
Retired

from

Auburn

University;

where

she

served

as

Director

for

the

Alabama

4-H

Youth
Development and Conference Center in Columbiana, Alabama from 2000 to 2014. Ms. Spencer is 65

Ms. Spencer has

valuable business insights

and expertise from

her 25+ years

working in the

hospitality
industry.

She also

possesses a

wealth of

community knowledge

from her

service and

dedication to
local philanthropic

efforts, including

Chapter A, P.E.O.,

a philanthropic organization

focused on the
education and advancement of women.

CORPORATE GOVERNANCE
Board Leadership Structure
Robert W.

Dumas serves

as Chairman

of the

Company and

the Bank,

and previously

was Chairman,

President and
CEO of the Company and the Bank through December

31, 2022. The Board of Directors does not have a policy

with
respect to the separation of the

offices of Chairman and the Chief

Executive Officer.

The Board believes this issue is
part of the succession

planning process and that

it is in the

best interests of the

Company and our shareholders to

retain
the flexibility to combine or separate these functions.

The Board

believes that

combining the

positions of

Chairman and

Chief Executive

Officer did

not adversely

affect
the Board’s

independence.

The Company’s

Board

had

nine members

and

Mr.

Dumas was

the only

inside director
prior

to

the

election

of

Mr.

Hedges

in

November

2022

as

part

of

the

Company’s

and

the

Bank’s

management
succession plan. After filling

two vacancies on the

Board in March 2024,

eight directors have been

determined to be
independent under Nasdaq’s listing standards, and one

outside director is a

strong community and business

leader who
has not served as an

employee or officer of

the Company or the Bank.

Our corporate governance guidelines

provide
that the independent directors will meet at least semi-annually in executive session without management present.

Anne

M.

May is

formally

identified

as

the

lead

independent

director.

The

lead

independent

director

has

broad
responsibility and authority,

including to:
●
Preside at all meetings of the Board

at which the Chairman is not

present, including executive sessions of the
independent directors;
●
Call meetings of independent directors; and

●
Serve as the principal liaison between the Chairman and the independent directors.
The

Company

believes

the

foregoing

structure,

combined

with

the

Company’s

other

governance

policies

and
procedures,

provide

appropriate

oversight,

discussion

and

evaluation

of

decisions

and

direction

from

the Board

of
Directors.

Board’s Role in Risk Oversight
The

Board

of

Directors

maintains

oversight

responsibility

of

the

management

of

the

Company’s

risks.

Risk
management

includes

understanding

the

risks

to

the

Company,

the

actions

needed

to

manage

those

risks,

and
determining

acceptable

levels

of

risk

for

the

Company.

The

full

Board

of

Directors

reviews

enterprise

risk
management

through or

with the

Company’s

and

the Bank’s

Board

committees

and

management

committees, and
with management.
While

the

Board

of

Directors

maintains

the

ultimate

oversight

responsibility

for

risk

management,

the

following
committees have these responsibilities for risk management oversight:

•
The Compensation Committee evaluates,

with our senior

officers, risks posed by

our compensation programs
and

seeks

to

avoid

compensation

that

may

promote

unnecessary

or

excessive

risks,

and

which

does

not
reward

performance

inconsistent

with

applicable

laws.

The

Compensation

Committee’s

role

and

its
relationship

with

the

Board

are

more

fully

described

under

“Committees

of

the

Board

–

Compensation
Committee.”
•
The

Audit

Committee

oversees

risks

related

to

our

financial

statements,

our

compliance

with

legal

and
regulatory requirements,

including transactions

with insiders

and affiliates,

our financial

reporting process
and system of

internal controls.

The Audit

Committee also

appoints and

evaluates the performance

of our
independent

auditors

and

our

internal

auditing

department.

The

Audit

Committee

periodically

meets
privately in separate

executive sessions with

management, our internal audit

department, and the

independent
auditors.

The Audit

Committee’s

role and

its relationship

with the

Board are

more fully

described under
“Committees of the Board – Audit Committee.”
While each of these committees is responsible for evaluating and overseeing the management of these risks, the

entire
Board

of

Directors

is

informed

through

committee

reports

about

such

risks.

In

addition,

each

of

the

Company’s
directors serves on the Bank’s Board of Directors.

We believe that Board committees that report at the Bank level are critical to

the

Company’s

risk management

processes.

These

committees

include

the Director’s

Loan

Committee,
Asset/Liability

Committee,

Information

Technology/Information

Security

(“IT/IS”)

Steering

Committee,

and
Operations

and

Bank

Secrecy

Act

(“BSA”)

Committee.

These

committees

each

play

a

role

in

monitoring

the
following

risks

to

the

Bank

and

Company:

credit,

liquidity,

interest

rate,

anti-money

laundering

and

sanctions
compliance,

general

compliance,

and

operational,

reputational

and

information

technology

and

systems

security,
including cybersecurity risks.

Director Nominating Process
The Nominating

and Corporate

Governance

Committee, in

consultation

with the

Chairman

of the

Board, monitors
existing director qualifications

and periodically examines

the composition of

the Company’s

Board of Directors

and
determines whether the Board of Directors would better serve its purposes with the addition of one or more directors.

This assessment includes, among other relevant

factors, in the context of

the perceived needs of

the Board at that

time,
including experience and relevant knowledge, reputation, judgment, diversity and skills.
If the

Nominating and

Corporate Governance

Committee determines

that adding

a new

director is

advisable or

if a
vacancy on the Board

arises or is

expected, the Nominating and

Corporate Governance Committee initiates

the search,
and collaborates with

the other directors

and management.

This Committee may

retain a search

firm to assist

in the
search,

if the

Committee

determines

this is

necessary

or appropriate.

The Nominating

and

Corporate

Governance
Committee will consider all appropriate candidates proposed by management, directors and shareholders.

Information

regarding

potential

candidates

is presented

to

the

Nominating

and

Corporate

Governance

Committee,
which then evaluates the candidates based on the needs of the Board of Directors at that time. Nominees for directors are

considered

on

the

basis

of

various

factors,

including

their

character,

experience,

skills,

and

knowledge

of

our
communities. We

seek a Board of Directors with

a majority of independent directors

with a range of complementary
experiences

and

perspectives,

including

persons

with

the

expertise

and

qualifications

required

by

our

Audit

and
Compensation Committees.

Potential candidates

are evaluated

according to

the same

criteria, regardless

of whether
the candidate

was recommended

by the

Nominating and

Corporate Governance

Committee, a

shareholder,

another
director,

management or

another third

party.

The Nominating

and Corporate

Governance Committee

then meets

to
consider

the

candidate(s)

and

recommends

candidate(s)

to

the

full

Board

of

Directors

for

approval

and
recommendation to the shareholders as nominees for director.

The director nomination process

is designed so

that the Board

considers members with diverse

backgrounds, including
race,

ethnicity,

gender,

education,

skills

and

experience,

with

a

focus

on

appropriate

financial

and

other

expertise
relevant

to

the

Company’s

business

and

knowledge

of

the

communities

we

serve.

The

nomination

process

also
considers

issues

of

judgment,

independence,

conflicts

of

interest,

integrity,

ethics

and

commitment

to

the

goal

of
maximizing

shareholder

value.

The

Board

and

the

Nominating

and

Corporate

Governance

Committee’s

goal

with
regard to the consideration of diversity in identifying director nominees is to assemble a group of directors with deep, varied experiences and perspectives, sound judgment and commitment to the Company’s success.
Shareholder Nominations
Subject to the requirements of

the Company’s Certificate of Incorporation and Amended

and Restated Bylaws, as

well
as any requirements of law

or regulation, any shareholder entitled to

vote for the election of

directors may recommend
a director nominee. Advance notice

of such proposed nomination must

be received by the Secretary

of the Company
not less than

21 days nor

more than 60

days prior to

any meeting of

the shareholders called for

the election of

directors.

Nominations should be submitted

in writing to

the Secretary of

the Company specifying the

nominee’s name and other
required

information

set

forth

in

the

Company’s

Bylaws.

No

shareholder

nominee

recommendations

have

been
received with

respect to

the Annual

Meeting, and

no third-party

search firms

were used

in 2024 to

identify director
candidates.
Code of Conduct and Ethics
The Board of Directors has adopted a Code of Conduct and Ethics applicable to all Company’s directors, officers and employees.

The

Code

of

Conduct

and

Ethics,

as

well

as

the

charters

for

the

Audit

Committee,

Compensation
Committee,

and

the

Nominating

and

Corporate

Governance

Committee,

can

be

found

by

clicking

the

heading
“Investor Relations” on the Company’s

website,
www.auburnbank.com , and then clicking on “Corporate Overview,”
and then

clicking on

“Governance Documents.”

The Company

posts any

amendments to

or waivers

of its

Code of
Conduct and

Ethics at

this location

on the

Company’s

website.

Any shareholder

may make

a written

request for

a
copy

of

the

Company’s

Code

of

Conduct

or

the

Audit

Committee,

Compensation

Committee,

or

Nominating

and
Corporate

Governance

Committee

charters

to

Auburn

National

Bancorporation,

Inc.,

100

N.

Gay

Street,

Auburn,
Alabama 36830, Attention: Marla

Kickliter, Senior

Vice President of

Compliance and Internal Audit.

Requests may
also be made via telephone

by contacting Ms. Kickliter or

Tamela Seymour, Chief Human Resources Officer, at (334)
821-9200.

As additional corporate

governance standards are

adopted, they will

be disclosed on

an ongoing basis on
the Company’s website.

Insider Trading Policy
The
Company

maintains

an

Insider

Trading

Policy

which

is

reviewed

and

updated

at

least

annually.

The

Insider
Trading Policy

is included as

Exhibit 19.1 to

our 2024 Annual

Report on SEC

Form 10-K filed

with the SEC.

This
Policy covers Company and

Bank directors, officers, and employees,

and certain of their family members,

as well as
consultants or

independent contractors,

whose business

relationship with

the Company

provides access

to “material
nonpublic information” regarding the Company or

third parties acquired as a result of their services to the Company.

All Covered Persons are prohibited

from engaging in transactions, including purchases

and sales in, and gifts of, any
(i)

Company

Security

while

in in

possession

of

Material

Nonpublic

Information

about

the Company

regardless

of
whether the Company’s Trading Window is open

or closed, or

(ii) third party

securities while in

possession of Material
Nonpublic

Information

about

such

issuer

that

has

been

obtained

by

reason

of

the

person’s

employment

by,

or
association

with,

the

Company.

No

such

“covered

person”

may

engage

in

transactions

with

respect

to

Company
securities of

a speculative

nature at

any time.

Such persons

are at

all times

prohibited from

short-selling Company
securities or engaging

in transactions involving

Company Derivative Securities.

This prohibition includes

trading in
Company-based put options and other

options contracts, including straddles, swaps,

short sales and the

like, excluding
the exercise of options and other equity awards or Company Derivative

Securities, if any, granted

to covered persons
by the Company as incentive compensation.
This Policy also requires prior notice to and approval

of the Company before entering into, modifying or terminating a Rule

10b5-1 plan,

Non-Rule 10b5-1

plan, or

other trading

plan.

Covered persons

are responsible

for determining
that they are not in possession of,

and do not have access to,

material nonpublic information, and for verifying that the
Company has not imposed any

restrictions on their ability to engage

in trades when taking action with

respect to any
trades

or

entering into,

modifying

and

terminating

any Rule

10b5-1,

Non-Rule

10b5-1

or other

trading

plan.

The
Insider Trading

Policy includes

a policy

that any

Company issuances

or repurchases

of Company

securities will

be
reasonably designed to promote compliance with (i) the

Nasdaq listing standards applicable to the Company,

and (ii)
any insider trading laws that are applicable to the Company in connection to such transactions.
Shareholder Communications
Shareholders who

wish to communicate

with the

Board, or

any individual

director or

group of

directors, may

do so
by sending written communications addressed to: Board of Directors of Auburn National Bancorporation, Inc., c/o C.
Wayne

Alderman,

Secretary,

Auburn

National

Bancorporation,

Inc.,

100

N.

Gay

Street,

P.O.

Box

3110,

Auburn,
Alabama, 36831-3110.

All information will be

compiled by the Secretary

of the Company and

submitted to the Board
of Directors or each applicable director at the next regular meeting of the Board of Directors.
Meetings of the Board of Directors
The

Boards

of

Directors

of

the

Company

and

the

Bank,

as well

as

the

committees

of

the

Company’s

and

Bank’s
Boards of Directors,

generally hold meetings on

the same day.

The Company’s

Board of Directors held

12 meetings
during 2024.

All directors attended at least

75% of the aggregate of

all meetings of the Company’s Board of

Directors
and

each

committee

on

which

they

served.

Company

directors

are

encouraged

to

attend

the

Company’s

annual
meetings of shareholders,

and all company directors attended the 2024 Annual Meeting of Shareholders.

Committees of the Board of Directors
In

accordance

with

the

Company’s

Corporate

Governance

Guidelines

or

Bylaws,

the

Company’s

Board

has
established the committees described below.

At the beginning of

2025, the Board dissolved

its Independent Directors,
Property

and Strategic

Planning

Committees.

This action

was taken

after consideration

of the

Company’s

current
business

and

to

better

(i)

focus

the

Board’s

activities

and

(ii)

utilize

its

directors’

time

and

talents.

Independent
Directors can

meet any

time, and

are required

by the

Nasdaq governance

rule to

meet in

executive session

at least
twice a year.

A committee structure is unnecessary.

The Board determined that Strategic Planning is best conducted by the Board, as a whole.

The Property Committee was determined as not needed.
As of March 17, 2025, the members of each committee are identified below

:

Director Name Audit Compensation
Nominating
& Corporate
Governance Executive
Alderman
✓ ✓
Andrus
✓
(C)
✓ ✓
(C)
Barrett
✓ ✓ ✓
Cooper (1)
Dumas
✓
(C)
Ham, Jr.
✓
Hedges
✓
Housel
✓ ✓
Lawler
✓
May
✓ ✓
(C)
✓ ✓
Spencer (2)
(C)

Chairman
(1)
Although Ms. Cooper does not currently serve on any committees at the Company level, she serves on the Bank’s

IT/IS
Steering Committee, Operations Committee and Asset/Liability Committee.
(2) Although Ms. Spencer does not currently serve on any committees at the Company level, she serves on the Bank’s Loan
Committee, Operations Committee and Asset/Liability Committee.
Audit Committee

The

Audit

Committee

has

the

responsibilities

set

forth

in

the

Audit

Committee

Charter,

including

reviewing

the
Company’s

financial statements,

evaluating internal

accounting controls,

reviewing reports of

regulatory authorities
and determining

that all

audits and

examinations required

by law

are performed.

It appoints

independent

auditors,
reviews

and

approves

their

audit

plan

and

reviews

with

the

independent

auditors

the

results

of

the

audit

and
management’s

response thereto.

The Audit

Committee also

reviews the

adequacy of

the internal

audit budget

and
personnel, the internal audit plan

and schedule, and results of audits performed

by the internal audit staff.

The Audit
Committee

is

responsible

for

overseeing

the

entire

audit

function

and

appraising

the

effectiveness

of

internal

and
external audit efforts.

The Audit Committee

also coordinates with

our Compensation

Committee in the

event of any
restatement

of

our

financial

statements

that

would

require

a

clawback

of

previously

paid

compensation

under

our
Erroneously

Awarded

Executive

Incentive-Based

Compensation

Recovery

Policy.

All

members

of

the

Audit
Committee are “independent directors,”

as defined in

the Nasdaq governance rules,

and meet the

independence criteria
set forth in

SEC Rule 10A

-3(b)(1) and

the Nasdaq

governance rule,

and also the

Nasdaq and

SEC financial

literacy
requirements.

The

audit

committee

has

the

authority

to

engage

independent

counsel

and

other

advisers,

as

it
determines necessary

to perform

its duties.

This committee

held 16

meetings in

2024.

The Board

of Directors

has
determined that C.

Wayne

Alderman and Terry

W.

Andrus, members of

the Audit Committee,

are “audit committee
financial experts,” as defined by SEC rules.

Compensation Committee

The Compensation Committee

Charter authorizes the

Compensation Committee to

review,

recommend and

approve
the compensation of

the Chief Executive

Officer,

other executive officers

and other key

employees of the

Company
and the Bank;

evaluate the

Company's incentive compensation

plans, including

any equity compensation

plans; and
select, interview and make hiring

recommendations to the Board for

the Chief Executive Officer position.

In addition,
the Committee

approves changes

to any

Company personnel

policy manuals

or handbooks,

and annually

evaluates
director

compensation.

This Committee

will

administer

the Company’s

2024 Equity

and

Incentive

Compensation
Plan, and,

in coordination

with the

Audit Committee,

make determinations

regarding, and

oversee, the

recovery of
erroneously

awarded

executive

compensation

under

our

Erroneously

Awarded

Executive

Incentive-Based
Compensation Recovery

Policy.

Although it has

not done so,

the Compensation

Committee may delegate

authority
to subcommittees

consisting of

one or

more members,

as it deems

appropriate.

The Compensation

Committee may
engage its

own legal

counsel and

compensation consultants,

funded by

the Company.

All current

members of

the
Compensation Committee are “independent directors” as

defined in the Nasdaq listing

standards. This committee held
three meetings in 2024.
Nominating and Corporate Governance Committee

The

Nominating

and

Corporate

Governance

Committee’s

purpose

is

to

identify

individuals

qualified

to

become
members of the Company’s Board of Directors and

recommend to the Board any

director nominees.

The Nominating
and Corporate

Governance Committee

considers all

appropriate candidates

proposed by

management, directors

and
shareholders.

The

Committee

will

consider

all

shareholder

nominees

that

are

submitted

in

accordance

with

the
procedures described

in the

Shareholder Nominations

section in

this Proxy

Statement.

This committee

also takes

a
leadership role in shaping

corporate governance policies and

practices of the

Company, and changes to the

Company’s
and

the

Bank’s

organization

and

governing

documents.

The

responsibilities

and

duties

of

the

Nominating

and
Corporate

Governance Committee

are more

fully set

out in

the Nominating

and Corporate

Governance Committee
Charter.

All

members

of

the

Nominating

and

Corporate

Governance

Committee

are

“independent

directors”

as
defined in the

Nasdaq listing standards.

The Nominating and

Corporate Governance

Committee held four

meetings
in 2024.
Executive Committee

The Company’s Executive Committee

is authorized to act in the absence of the Board of Directors on certain matters that require Board approval.

This committee held one meeting during 2024.

Board Compensation
In

2024,

the

Chairman

received

$2,000

and

each

director

received

$1,000,

respectively,

for

each

Board

meeting
attended,

which

have

been

increased

to

$2,200

and

$1,100

respectively

for

2025.

When

the

Company

and

Bank
boards meet on the same day, a fee is paid for one board meeting only.

In addition, members of the Audit Committee
and the Compensation Committee of the Company,

which also serve as the members of the Audit Committee and the
Compensation

Committee of

the Bank,

respectively,

receive an

additional fee

of $250

for each

committee meeting
attended, while each Chairman

of these committees receives

$500 per meeting attended.

Members of the Bank’s Loan
Committee,

Asset/Liability

Committee

and

IT/IS

Steering

Committee

receive

$250

for

each

committee

meeting
attended, while each

Chairman of these committees

receives $500 per meeting

attended.

In 2024, Committee

chairs
and members of the Bank’s Strategic Planning Committee and Property

Committee received $250 for each committee
meeting attended.

Members of the

Independent Directors

Committee did not

receive fees in 2024.

Historically,

the
Company’s

and

the

Bank’s

directors

were

eligible

to

receive

year-end

cash

bonuses

based

upon

the

Company’s
financial

performance.

No

such

bonuses

were

paid

in

2025

for

the

Company’s

performance

in

2024.

The
Compensation

Committee

considered

director

compensation

and

eliminated

bonuses

and

adopted

a

new

director
retainer fee of $300

per month per director

and $600 per month

for the Chairman of

the Board effective January, 2024,
which

are

paid

in

addition

to

fees

for

attending

Board

and

Committee

meetings.

In

2024,

aggregate

fees

paid

to
Company and

Bank directors totaled

approximately $275,900.

The compensation of

directors may be

changed from
time to time

by the Board

of Directors upon

recommendation of

the Compensation

Committee, without shareholder
approval.
The

following

table

provides

information

concerning

the

compensation

of

the

Company’s

directors

for

2024.

Compensation

paid

to

David

A.

Hedges

for

his

service

as

director

is

reported

as

part

of

his

compensation

as

an
employee and is reported in the Summary Compensation Table

on page 17.

Name
Fees Earned or
Paid in Cash
Non-equity
Incentive Plan
Compensation Total
C. Wayne Alderman

$ 38,100 $ — $ 38,100
Terry W.

Andrus
24,100 — 24,100
J. Tutt Barrett 29,850 — 29,850
Laura J. Cooper 19,350 — 19,350
Robert W.

Dumas

41,200 — 41,200
William F.

Ham, Jr.
25,100 — 25,100
David E. Housel 24,600 — 24,600
Michael A. Lawler 11,950 — 11,950
Anne M. May 21,600 — 21,600
Sandra J. Spencer 13,700 — 13,700
The Company did not grant any equity or non-equity incentive plan awards in 2024. No stock options were exercised or stock awards vested in 2024.

PROPOSAL TWO: ADVISORY VOTE ON

EXECUTIVE COMPENSATION
The

purpose

of

the

Company’s

compensation

policies

and

procedures

is

to

attract

and

retain

experienced,

highly
qualified executives

to promote our

long-term success

and shareholder

value.

The Board, upon

recommendation of
its Compensation Committee, believes our compensation policies and procedures achieve this objective, and

therefore
recommends

that shareholders vote “FOR” the say-on-pay proposal

through approval of the following resolution:

“RESOLVED,

that

the

compensation

paid

to

the

Company’s

named

executive

officers,

as

disclosed

in

the
Company’s

Proxy

Statement

for

the

2025

Annual

Meeting

of

Shareholders

pursuant

to

the

compensation
disclosure rules of the

Securities and Exchange Commission,

including the compensation tables

and any related
material disclosed in the Proxy Statement, is hereby

APPROVED.”
This say-on-pay proposal

gives you as a

shareholder the opportunity

to endorse or not

endorse the compensation

we
pay

to our

named executive

officers

(identified

below) by

voting

to approve

or not

approve such

compensation

as
described in this Proxy

Statement. This vote is

advisory, which means that it is

not binding on the

Company, the Board
or the

Compensation Committee.

However,

the Board

and the Compensation

Committee will

consider the

outcome
of the vote when considering future executive compensation arrangements.
In last year’s Proxy

Statement for the 2024 Annual

Meeting, a similar advisory vote

was requested by the Company.

The results of last year’s vote were as follows:

2024

Vote

Count
Percent
For 1,408,997 96.1%
Against 43,730 3.0%
Abstain 14,121 0.9%
1,466,848 100.0%
The vote on

this resolution is

not intended to

address any specific

element of compensation,

but rather relates

to the
overall compensation

of our

named executive

officers, as

described in

this Proxy

Statement in

accordance with

the
compensation

disclosure rules

of the

SEC. We

encourage

you to

closely review

the information

we have

provided
under the caption “Executive Compensation” below.
The Board

recommends

you vote

“FOR” the

approval

of this

Resolution related

to the

compensation

of the
Company’s named executive officers.

PROPOSAL THREE – FREQUENCY OF ADVISORY

VOTE ON EXECUTIVE COMPENSATION
The Dodd-Frank

Act provides

that shareholders

must be

given the

opportunity to

vote, on

a non-binding,

advisory
basis, for their preference

as to how frequently

the Company should seek

future advisory votes on

the compensation
of the

named executive

officers as

disclosed in

accordance with

the compensation

disclosure rules

of the

Securities
and

Exchange

Commission.

By

voting

with

respect

to

this

say-on-frequency

proposal,

shareholders

may

indicate
whether they would prefer that we conduct future say-on-pay votes once every one, two, or three years. Shareholders
also may, if they wish, abstain from

casting a vote on this proposal.

Our

Board

has determined

that an

annual say-on-pay

advisory

vote

will allow

our shareholders

to provide

timely,
direct input

on the

Company’s

executive compensation

philosophy,

policies and

practices as

disclosed in

the proxy
statement each year.

The Company

recognizes that

the shareholders

may have

different views

as to

the best

approach for

the Company,
and therefore we look forward

to hearing from our shareholders

as to their preferences on

the frequency of a say-on-
pay vote.

This vote

is advisory

and not

binding on

the Company

or our

Board in

any way.

The Board

and the

Compensation
Committee will take into account the outcome of

the vote, however, when considering the frequency of future say-on-
pay votes. The

Board may decide

that it

is in

the best

interests of our

shareholders and the

Company to hold

an advisory
vote

on

executive

compensation

more

or

less

frequently

than

the

frequency

receiving

the

most

votes

cast

by

our
shareholders.

Shareholders may cast a vote on

the preferred voting frequency by selecting the

option of one year, two years, or

three
years (or abstain) when voting in response to the resolution set forth below.

“RESOLVED,

that the

shareholders determine,

on an

advisory basis,

whether the

preferred

frequency of

an
advisory

vote

on

the

executive

compensation

of

the

Company’s

named

executive

officers

as

set

forth

in the
Company’s proxy statement should be every

year,

every two years, or every three years.”

The proxy card provides shareholders with the opportunity to choose among four options

(holding the vote every one,
two

or

three

years,

or

abstaining)

and,

therefore,

shareholders

will

not

be

voting

to

approve

or

disapprove

the
recommendation of the Board.

We

have

included

this

proposal

in

our

Proxy

Statement

pursuant

to

the

requirements

of

the

Dodd-Frank

Act

and
Section 14A of the Securities Exchange Act of 1934.

The Board

recommends

you vote

“FOR” the

option of

once every

year as

the preferred

frequency

of future
advisory votes to approve the compensation of the Company’s

named executive officers.

EXECUTIVE OFFICERS
Executive

officers

of

the

Company

and

the

Bank

generally

are

appointed

annually

at

a

meeting

of

the

respective
Boards of

Directors

of the

Company

and

the Bank

in January

to serve

for

one-year terms

and

until successors

are
chosen

and

qualified.

In

addition

to

Mr.

Hedges,

whose

complete

information

is

included

under

“Proposal

One

–
Election of Directors,” our other executive officers are:

Name Information About Executive Officers
Shannon S. O’Donnell
Chief Risk Officer since April 2014 and Senior Vice

President of Credit
Administration since 2007; formerly Vice

President of Credit Administration
since 2001.

Ms. O’Donnell is 55.
Robert L. Smith
Senior Vice President and

Chief Lending Officer of the Bank since April
2014; Vice President

(Commercial and Consumer Lending) of the Bank since
2001; Mr. Smith is 56.
W. James Walker,

IV
Senior Vice President and

Chief Financial Officer of the Company and the
Bank since January 2023; formerly Senior Vice

President and Chief
Accounting Officer of the Company and the Bank since 2015.

Mr. Walker

is
55.
EXECUTIVE COMPENSATION
Summary Compensation Table
The following table provides information concerning

the compensation of our named executive officers

for the years
ended 2024

and 2023.

Name and Principal Position Year Salary Bonus (3)
All Other
Compensation (4) Total
David A. Hedges

2024 $ 312,000 $ 36,000 $ 45,222 $ 393,222
President and Chief Executive
Officer of the Bank and the
Company
(1)
2023 300,000 — 41,224 341,224
Robert L. Smith
(2)
2024 238,571 34,000 10,205 282,776
Senior Vice President and

Chief
Lending Officer of the Bank
2023 227,212 34,000 8,996 270,208
W. James

Walker,

IV
(2)
2024 244,400 27,000 10,438 281,838
Senior Vice President and

Chief
Financial Officer of the Bank
and the Company
2023 235,000 27,000 10,030 272,030
______________
(1)

Mr. Hedges received fees for his service as a director of the Company and the Bank of $25,300 in 2024, and $21,250 in

2023.

(2)

Considered the two most highly compensated

executive officers other than the

principal executive officer for the

year ended
December 31, 2024.

(3)

Represents cash incentive awards

paid to the Company’s executive officers.

Bonuses that were earned in

2023 and 2024 were
paid in 2024 and 2025, respectively.

(4)

For 2024, includes compensation as described under “All Other Compensation” below.
All Other Compensation
All Other Compensation for 2024 in the Summary Compensation Table

above consisted of:

Name
Insurance
Premiums
Company
Contributions
to Retirement and
401(k) Plans
Total
Compensation
as Director (1) Total
David A. Hedges

$ 8,310 $ 11,612 $ 25,300 $ 45,222
Robert L. Smith 662 9,543 — 10,205
W. James Walker,

IV
662 9,776 — 10,438
______________
(1)

Represents fees earned as an employee director of the Bank and Company.
2024 Grants of Plan-Based Awards
The Company did not grant any equity or non-equity incentive plan awards in 2024.
2024 Option Exercises and Stock Vested
There were no stock options exercised or stock awards vested in 2024.
Outstanding Equity Awards

at December 31, 2024
There were

no unexercised

options, unvested

stock, and

equity incentive

plan awards

for named

executive officers
outstanding as of December 31, 2024.

Pension Benefits and Nonqualified Deferred Compensation
The

Company

does

not

offer

any

pension

or

nonqualified

deferred

compensation

benefits

to

its

named

executive
officers.

Pay-Versus-Performance
The following table sets forth information concerning the compensation of our principal executive officer, or “PEO,”
and, on an average basis,

the compensation for our two

other highest paid named executive

officers, or “Other NEOs,”
for each of the fiscal

years ending December 31, 2024,

2023 and 2022, as such

compensation relates to our financial
performance for each such fiscal year.

Year
Summary
Compensation
Table Total

for
PEO (3)
Compensation
Actually Paid to
PEO (3)
Average
Summary
Compensation
Table Total

for
Other NEOs (3)
Average
Compensation
Actually Paid to
Other NEOs (3)
Initial Fixed
$100 Investment
Based on Total
Shareholder
Return (4) Net Income
2024

(1)
$
393,222
$
393,222
$
282,307
$
282,307
$
83.66
$
6,397,000
2023

(2)
341,224
341,224
271,119
271,119
71.93
1,395,000
2022

(2)
519,810
519,810
290,714
290,714
74.01
10,346,000
______________
(1)

For 2024

and 2023,

the PEO

was
David A. Hedges

and the

Other NEOs

were Robert

L. Smith,

Senior Vice

President and
Chief Lending Officer and W. James Walker,

IV,

Senior Vice President and Chief Financial Officer.

(2)

For 2022, the PEO

was Robert W.

Dumas and the Other

NEOs were David

A. Hedges, Executive Vice

President and Chief
Financial Officer and Robert L. Smith, Senior Vice President and Chief Lending Officer.
(3)

The Company did not have any equity awards for the years presented; therefore, the Summary Compensation Table Total for
PEO and Compensation Actually Paid to PEO are the

same, and the Average Summary

Compensation Table Total

for Other
NEOs and Average Compensation Actually Paid to Other NEOs are the same.
(4)
Total Shareholder Return

is the cumulative total shareholder return, which

assumes $100 was invested in our common

stock
at the market price at the regular close of Nasdaq trading on December 31, 2021 through December 31, 2024.

It assumes the
reinvestment of all cash

dividends prior to any

tax effect.

Net income for 2023

reflects the losses incurred

to reposition our
balance sheet in December 2023.

Relationship Between Pay and Performance

PEO and Average Other NEO Compensation Actually Paid Compared to TSR
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$-
Compensation Actually Paid (in dollars)
$86.00
$84.00
$82.00
$80.00
$78.00
$76.00
$74.00
$72.00
$70.00
$68.00
$66.00
Company TSR
$74.01
$71.93
$83.66
2022
2023
2024
Fiscal Year
PEO Compensation Actually Paid
Average Other NEO Compensation Actually Paid
TSR

Description

of

Relationship

Between

PEO

and

Other

NEO

Compensation

Actually

Paid

and

Company

Total
Shareholder Return (“TSR”)
The

following

chart

sets

forth

the

relationship

between

Compensation

Actually

Paid

to

our

PEO,

the

average

of
Compensation

Actually Paid

to our

other NEOs,

and the

Company’s

cumulative

TSR over

the three

most recently
completed fiscal years.
.

PEO and Average Other NEO Compensation Actually Paid Compared to Net Income
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$-
Compensation Actually Paid (in dollars)
$12,000,000
$10,000,000
$8,000,000
$6,000,000
$4,000,000
$2,000,000
$-
Net Income
$10,346,000
$1,395,000
$6,397,000
2022
2023
2024
Fiscal Year
PEO Compensation Actually Paid
Average Other NEO Compensation Actually Paid
Net Income

Description of Relationship Between PEO and Other NEO Compensation

Actually Paid and Net Income
The

following

chart

sets

forth

the

relationship

between

Compensation

Actually

Paid

to

our

PEO,

the

average

of
Compensation Actually Paid to our

other NEOs, and our Net Income during

the three most recently completed

fiscal
years.
.

POTENTIAL PAYMENTS

UPON TERMINATION

OR CHANGE IN CONTROL
The Company does not have any severance or change in control agreements with any of its named executive officers.
STOCK OWNERSHIP BY CERTAIN

PERSONS
The following

table sets

forth the number

and the

percentage of

shares of the

Company’s

Common Stock

that were
beneficially owned, as of the Record

Date, by (1) each of our

directors and each of our named

executive officers, (2)
all of our directors and executive

officers as a group, and

(3) each person known to us

to beneficially own more than
5% of any class of our

voting common stock.

Other than as set forth below,

no “persons” (as that term is defined

by
the

SEC)

are

known

by

the

Company

to

be

the

beneficial

owners

of

more

than

5%

of

the

Common

Stock,

the
Company’s only class of voting

securities, as of the Record Date.

Name of Beneficial Owner

(1)
Number of Shares

(2)
Percent of Class
All Directors and Named Executive Officers:
C. Wayne Alderman 5,116 *
Terry W.

Andrus

(3)
4,045 *
J. Tutt Barrett

8,808 *
Laura J. Cooper 127 *
Robert W.

Dumas
43,710

1.25%

William F.

Ham, Jr.

(4)
5,037 *
David E. Housel 8,125 *
Anne M. May

(5)
43,663

1.25%

Michael A. Lawler

2,000 *
Sandra J. Spencer (6)-(12) 743,378

21.28%

David A. Hedges 12,860 *
Robert L. Smith 389 *
W. James Walker,

IV
300 *
All Directors and Executive Officers as a Group (14
persons) 877,555

25.12%

Persons known to Company who own more than 5%
of outstanding shares of Company Common Stock:
Sandra J. Spencer (6)-(12)
743,378

21.28%

100 N. Gay Street
Auburn, AL 36830
Emil F. Wright,

Jr.
(13)-(15)
392,484

11.23%

_____________
*

Less than 1%
(1)

Unless specified below, each director’s and

named executive officer’s business

address is c/o AuburnBank,

100 N. Gay Street,
Auburn, Alabama 36830.

(2)

Information relating

to beneficial

ownership of

Common Stock

by the

individuals named

in the

above table

is based

upon
information furnished by the respective individuals using “beneficial ownership” concepts set forth in rules of the SEC under the Securities

Exchange Act

of 1934,

as amended.

Under such

rules, a

person is

deemed to

be a

“beneficial owner”

of a
security if that person has or shares “voting power,” which includes the power to vote or direct the voting of such security, or
“investment power,” which

includes the power to dispose

of or to direct the

disposition of such security.

The person is also
deemed to be

a beneficial owner

of any

security of which

that person has

a right

to acquire beneficial

ownership within

60
days.

Under such rules, more

than one person may

be deemed to be

a beneficial owner of

the same securities, and

a person
may

be

deemed

to

be

a

beneficial

owner

of

securities

as

to

which

he

or

she

may

disclaim

any

beneficial

ownership.

Accordingly,

directors

and named

executive officers

may be

named

as beneficial

owners of

shares as

to

which they

may
disclaim any

beneficial interest.

Except as

indicated in

other notes

to this

table describing

special relationships

with other
persons and

specifying shared

voting or

investment power,

directors and

named executive

officers possess

sole voting

and
investment power with

respect to all

shares of Common

Stock set forth

opposite their names.

Shares have been

rounded to
whole shares.
(3)

Includes 3,292 shares held by Mr. Andrus that were pledged as collateral for a loan from the Bank.
(4)

Includes 300

shares held

by Mr.

Ham’s

wife, as

to which

Mr.

Ham may

be deemed

to have

shared voting

and investment
power.

(5)

Includes 33,311 shares held

individually by Ms. May.

It also includes 10,352 shares held by

Ms. May pursuant to a durable
power of attorney on behalf of another person, as to which Mr. May disclaims beneficial ownership.
(6)

Includes 666,825 shares held as the sole Personal Representative of the Estate of Edward L. Spencer, Jr.
(7)

Includes 47,882 shares held by the E.L. Spencer, Jr. 2008 Irrevocable Trust

,

where Ms. Spencer is the sole trustee.
(8)

Includes 17,000

shares held

as the

sole Personal

Representative of

the Estate

of Ms.

Ruth Spencer,

Ms. Spencer’s

mother,
which ultimately may

be distributed equally

to Ms. Spencer

and her two

brothers.

Ms. Spencer disclaims

beneficial ownership
of 11,333 of these shares that ultimately may be distributed to her brothers.
(9)

Includes 10,272 shares held individually by Ms. Spencer.
(10) Includes

1,320 of

the 3,960

shares held

by Spencer

LLC where

Ms. Spencer

is a

one-third member

who shares

voting and
dispositive power with two other members.

Ms. Spencer disclaims beneficial ownership of 2,640 shares held beneficially by the other two members of Spencer LLC.
(11)

Includes 79 shares

owned by Ms.

Spencer’s husband, individually,

as to which

Ms. Spencer may

be deemed to

have shared
voting and dispositive power.
(12) Excludes

a total

of 16,362

shares held by

the Edward

L. Spencer

Foundation, where

Ms. Spencer

is one

of three

directors.

Ms. Spencer disclaims any economic interest in these shares.
(13) Includes 58,978 shares held

by Dr. Wright’s wife, as to

which Dr. Wright may

be deemed

to have shared

voting and investment
power.
(14) Excludes 57,820 shares held by Ferrocene,

LP, a family limited partnership where

Dr. Wright and his wife

are general partners
with voting and

dispositive power,

but where the

limited partners beneficially

own 57,820 shares

(95% of the

partnership’s
total interests),

as to which Dr. Wright disclaims any economic interest.
(15) Excludes 500 shares held

by Comitas

Foundation, Inc., a

501(c)(3) private foundation,

whose executive

officers are Dr. Wright
and his wife.

Dr. Wright disclaims any economic interest in such shares.

CERTAIN

TRANSACTIONS AND BUSINESS RELATIONSHIPS
Various

Company and

Bank directors,

officers, and

their affiliates,

including corporations

and firms

where they

are
directors or officers or where they

and/or their families have an

ownership interest, are customers of the

Company and
the Bank.

These persons,

corporations, and

firms have

had transactions

in the

ordinary course

of business

with the
Company

and

the

Bank,

including

borrowings,

all

of

which

management

believes

were

on

substantially

the

same
terms,

including

interest

rates

and

collateral,

as

those

prevailing

at

the

time

for

comparable

transactions

with
unaffiliated

persons

and

did

not

involve

more

than

the

normal

risk

of

collectability

or

present

other

unfavorable
features. Such transactions

are subject to

review and approval

as and to the

extent provided in

our Audit Committee
Charter. The

Company and the Bank

expect to have such

transactions, under similar

conditions, with their

directors,
officers, and affiliates in the future.

Federal Reserve Regulation O requires loans made to executive officers and directors to be made on substantially the
same

terms,

including

interest

rates

and

collateral,

and

following

credit-underwriting

procedures,

that

are

no

less
stringent than

those prevailing

at the

time for

comparable transactions

by the

Bank with

other persons.

Such loans
also may not involve more than the normal risk of repayment or present other unfavorable features.

Additionally, no
event

of default

may have

occurred

(that is,

such loans

are not

disclosed

as non-accrual,

past due,

restructured,

or
potential problems).

Regulation O requires the Board of

Directors to review any loan

to a director or his

or her related
interests that has become criticized and whether such classification affects such director’s independence.

In addition,
the Audit Committee

Charter provides that

the Audit Committee

will review

and approve all

related-party transactions.

This

includes

a

review

of

the Company’s

compliance

with applicable

banking

laws,

including,

without

limitation,
those banking laws and regulations concerning loans to insiders.
None of

the directors

or executive

officers

of the

Company,

owners of

5% or

more of

the Company’s

outstanding
stock, or their immediate

family members, had a direct

or indirect interest in any

transaction involving the Company
during

2024

or

2023,

served

as

an

executive

officer

of,

or

owns,

or

during

2024

or

2023

owned,

of

record

or
beneficially,

greater than 10%

equity interest in

any business or professional

entity that has made

or received during
2024

or 2023,

or has

a currently

proposed

transaction,

where the

Company

is to

be participant,

where

the amount
involved

exceeds $120,000.

COMPLIANCE WITH SECTION 16(A)
OF THE
SECURITIES EXCHANGE ACT OF 1934
The Company

is subject

to Section

16(a) of

the Securities

Exchange

Act of

1934,

as amended,

which requires

the
Company’s

executive

officers

and

directors,

and

persons

who

own

more

than

10%

of

a

registered

class

of

the
Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange
Commission.

Officers, directors

and greater-than-10%

shareholders are

required by

SEC regulations

to furnish

the
Company with copies of all Section 16(a) forms they file.
Delinquent Section 16(a) Reports
Based solely

on its

review of

the copies

of Forms

3, 4

and 5

furnished to

the Company

during and

with respect

to
2024, or

written representations

that no

Forms 5

were required,

the Company

believes that

all Section

16(a) filing
requirements

applicable

to

the

Company’s

and

the

Bank’s

executive

officers,

directors

and

greater-than-10%
beneficial owners were complied with during 2024.

PROPOSAL FOUR: AMENDMENT OF CERTIFICATE

OF INCORPORATION
The Company is a corporation organized

under the Delaware General Corporation Law (the

“DGCL”).

Section 7.04
of the Company’s

Certificate of Incorporation, as

amended (the “Certificate”) eliminates

the personal liability of

our
directors for monetary damages

for breach of fiduciary

duty pursuant to DGCL

Section 102(b)(7).

Delaware amended
DGCL Section 102(b)(7) effective August 7, 2022 to also allow Delaware corporations to include a similar provision
in their

certificates of

incorporation

eliminating

the personal

liability of

certain

officers

for

monetary

damages

for
breach of fiduciary duty as an officer in certain circumstances.

The Board

of Directors,

upon the recommendation

of its Nominating

and Governance

Committee, has adopted,

and
recommends

that

our

shareholders

approve,

the

amendment

and

restatement

of

Section

7.04

of

the

Company’s
Certificate (the “Amendment”) to eliminate the personal liability of officers specified in DGCL Section 102(b)(7)

for
monetary

damages

for

breach

of

fiduciary

duty

as

an

officer

to

the

fullest

extent

permitted

by

the

DGCL,

and

to
otherwise conform

the exculpation

provisions of

Section 7.04

of the

Company’s

Certificate of

Incorporation

to the
current version of DGCL Section 102(b)(7).
DGCL Section 102(b)(7)

states that references

to “officers” mean

the following officers,

as provided in

the
Laws of Delaware, Title 10, Section 3114(b)

(“Section 3114(b)”):

(1)
Is or was the president, chief executive officer,

chief operating officer, chief financial

officer, chief legal
officer, controller,

treasurer or chief accounting officer of the corporation

at any time during the course
of conduct alleged in the action or proceeding to be wrongful;
(2)
Is or was identified in the corporation’s

public filings with the United States Securities and Exchange
Commission because such person is or was one of the most highly compensated executive officers of the
corporation at any time during the course of conduct alleged in the action or proceeding to be wrongful;
or
(3)
Has, by written agreement with the corporation, consented to be identified as an officer for purposes of
service of process under Section 3114(b).
The Board considered

the limited group of officers

to which the proposed

Amendment would apply and

the types of
claims for which officers

are permitted to be

exculpated from personal liability.

Both of these are more

limited than
the protections

currently permitted

for our

directors by

the DGCL

and our

Certificate.

Consistent with

the DGCL
amendments, the Amendment would only

exculpate officers for direct claims

brought by shareholders, including class
actions, for breaches of the duty of care.

Neither the DGCL nor the Amendment eliminates or

limits officers’ liability
for:
● Any breach of the duty of loyalty to the Company or its shareholders;
●
Any

acts

or

omissions

not

in

good

faith

or

which

involve

intentional

misconduct

or

a

knowing
violation of the law;

●
Any transaction from which the officer derived an improper personal benefit; or
●
Any action by or in the right of the Company,

such as derivative actions.
As provided

in

DGCL Section

102(b)(7),

the

Amendment

does

not

eliminate

or

limit

the liability

of

a

director

or
officer for any act or omission occurring prior to the date when such provision becomes effective.

The Board of

Directors believes that

the Amendment

will limit concerns

about personal liability,

which will help

to
attract

and

retain

capable

senior

officers.

Senior

officers

often

must

make

difficult

judgments

and

decisions

on
important and complex matters, which can

create the risk of investigations, claims,

actions, suits, or other proceedings
seeking, regardless

of merit,

to impose

personal liability

on the basis

of hindsight,

especially in

the current

litigious
environment.

We believe that the Amendment

will enable such senior officers to exercise their business judgment in furtherance

of

the

Company’s

and

our

shareholders’

interests

without

the

risks

of

the

distractions

and

costs

of
defending

often

frivolous

proceedings

asserting

personal

liability.

The

Company

may

bear

the

costs

of

such
proceedings through

indemnification of

its officers

and/or as

a result

of higher

insurance premiums.

The Board

of
Directors believes the Amendment better aligns the protections available to our officers with those currently available
to our directors

and that it

would discourage plaintiff’s

attorneys from adding

officers to

claims relating to

breaches
of the duty

of care,

which can lead

to increased

litigation and insurance

costs.

The Amendment

may also eliminate
claims against

senior officers

also serving

as directors,

and where,

in the

absence of

the Amendment,

such persons
may

be

subject

to

proceedings

as

officers,

although

they

would

have

no

liability

as

directors

under

our

current
Certificate and the DGCL.
In addition, the Board of Directors believes it is important to protect our officers to the fullest extent permitted by the
DGCL, to

better align with

industry practice and

better enable

us to

continue to attract

and retain experienced,

qualified
officers.

Other Delaware

corporations have

adopted, and others

are likely to

adopt amendments

to their certificates
of incorporation

to limit

the personal

liability of

officers.

The corporate

laws of

several other

states, including

the
Alabama

Business

and

Nonprofit

Entity

Code

applicable

to

Alabama

corporations

such

as

the

Bank,

permit
corporations to exculpate

officers similar to

the DGCL.

Our failure to

adopt the Amendment

could adversely affect
the Company’s ability to attract and

retain experienced, qualified senior officers.
The Board of Directors

unanimously determined that the

Amendment is appropriate, advisable

and in the

best interests
of the Company

and its shareholders,

and unanimously recommends

that our shareholders

approve the Amendment.

The Board believes that eliminating personal monetary liability for officers under the circumstances permitted by the
DGCL

is

reasonable

and

appropriate.

The

Board

further

believes

that

the

Amendment

properly

balances

the
shareholders’ interest in

accountability and their

interest in limiting

the assertion of

time consuming, distracting

and
costly potential proceedings.
If this proposed Amendment is approved, the Company expects to file a Certificate of Amendment to the Company’s
Certificate with the Delaware Secretary of State promptly

after the Meeting.

The Amendment will be effective upon
its filing date with Delaware Secretary of State.

The description

of the

Amendment is

qualified by

the full

text of

amended Section

7.04 of

the Certificate,

set forth
below.

Additions to such Section 7.04 are indicated by underlining and deletions are indicated by strike-outs.
Proposed Amended and Restated Section 7.04
of the
Auburn National Bancorporation, Inc.
Certificate of Incorporation
Marked to Show Changes
7.04
To

the

fullest

extent

permitted

by

the

Delaware

General

Corporation

Law

(the

“DGCL”),

as
currently in effect

or hereafter

amended, no director

or officer

(as defined in

Section 102(b)(7) of

the DGCL)
shall be held

personally

liable to the Corporation

or its shareholders

for monetary

damages

for breach
of fiduciary

duty as

a director

or officer,

except
this provision shall not eliminate

or limit the liability of
a

director

(i)

of

a

director

or

officer

for

any

breach

of the

director's

or

officer’s

duty

of

loyalty

to the
Corporation

or its

stockholders,

(ii) a

director or officer for acts

or omissions

not in

good faith

or which
involved intentional misconduct or a knowing

violation of law, (iii) any transaction from

which the director
or officer derived

an improper personal

benefit, (iv) a

director for unlawful

payment or dividend

or unlawful
stock purchase or

redemption under DGCL

Delaware General Corporation Law, Section

174, or (iv)

for any
transaction from which the director derived an improper personal benefit. or (v) an officer in any action by or in the right of the Corporation .
Any repeal

or modification

of this Section

7.04 by

the stockholders

of the Corporation

shall not

adversely
affect

any

right

of

protection

of

a

director

of

the

Corporation

existing

at

the

time

of

such

repeal

or
modification

with respect

to acts or

omissions occurring

prior to

such repeal or

modification. If

the DGCL
Delaware General Corporation Law hereafter is amended to authorize the further elimination or limitation of
the liability of directors or officers, then the liability of a director or officer of the Corporation, in addition to the

limitation

on

personal

liability

provided

herein,

shall

be

eliminated

or

limited

to

the

fullest

extent
permitted

by the

amended

DGCL Delaware

General

Corporation

Law.

No

amendment

or

repeal

of

this
Section

7.04

shall

(i)

apply

to

or

have

any

effect

on

the

liability

or

alleged

liability

of

any

director or
officer for or with respect to any acts or omissions of such director or officer occurring prior to the effective
time of such

amendment or

repeal, or (ii)

adversely affect any

right or protection

of a director

or officer

of
the Corporation existing

hereunder in respect

of any act or omission

occurring prior to

the effective time of
such

amendment

or

repeal.

Solely

for

purposes

of

this

Section

7.04,

“officer”

shall

have

the

meaning
provided in Section 102(b)(7) of the DGCL, as it

presently exists or may be amended and in effect from time
to time.
In the event that any of the provisions of

this Section 7.04 (including any provision within a single sentence)
are held

by a court

of competent

jurisdiction to

be invalid, void

or otherwise

unenforceable, the remaining
provisions are severable and shall remain enforceable to the fullest extent permitted by law.
The Board unanimously recommends

you vote “FOR” approval

of the proposed amendment

and restatement
of Section 7.04 of the Company’s Certificate

of Incorporation.

AUDIT COMMITTEE REPORT
Management is responsible for the Company’s

internal controls and the financial reporting

process.

The Company’s
independent

registered

accountants

are

responsible

for

performing

an

independent

audit

of

the

Company’s
consolidated

financial

statements

in

accordance

with

the

standards

of

the

Public

Company

Accounting

Oversight
Board

(“PCAOB”) and

to issue

a report

thereon.

The Audit

Committee’s

responsibility

is to

monitor

and oversee
these processes.

In this context, we

have met and held

discussions with management and

the independent registered
accountants.

We have reviewed and discussed the Company’s audited consolidated financial statements for the fiscal
year ended December 31,

2024, with management

and the independent registered

accountants. This review

included
discussions with the Company’s independent registered

accountants of matters required to be discussed by PCAOB’s
AS 1301, Communications with Audit Committees and the SEC.

The Company’s

independent registered

accountants have

provided us

the written

disclosures and

the letter

required
by PCAOB

Professional

Standards

Rule 3526,

Communication

with Audit

Committees Concerning

Independence,
and we discussed with the independent registered accountants that firm’s independence.
Based

upon

our

discussions

with

management

and

the

independent

registered

accountants

and

our

review

of

the
representations of management and

the report of the

independent registered accountants to

the Audit Committee, we
recommended

to

the

Board

of

Directors

that

the

audited

consolidated

financial

statements

be

included

in

the
Company’s Annual Report

on Form 10-K for the fiscal year ended December 31, 2024.
Terry W.

Andrus
C. Wayne Alderman
J. Tutt Barrett
William F.

Ham, Jr.
David E. Housel
Anne M. May

PROPOSAL FIVE: RATIFICATION

OF INDEPENDENT PUBLIC ACCOUNTANTS
Appointment of Independent Registered Public Accounting

Firm
The Audit Committee

of the Board

of the Company

has approved the

appointment of Elliott

Davis, LLC to

serve as
the

Company’s

independent

registered

public

accounting

firm

for

the

Company

for

the year

ending

December 31,
2025. The

Audit Committee

considered the

background, expertise

and experience

of the

audit team

assigned to

the
Company and various other

relevant matters, including the

proposed fees for

audit services.

A representative of

Elliott
Davis will be present at the Meeting and will be given

the opportunity to make a statement on behalf of the firm, and will also be

available to

respond to

appropriate questions

from shareholders.

If the shareholders

should fail

to ratify
the

appointment

of

the

independent

registered

public

accounting

firm,

the

Audit

Committee

will

reconsider

the
appointment.
Independent Public Accountants
The fees billed by the Company’s

independent registered public accounting firm

relating to the 2024 and 2023

fiscal
years were as follows:

2024 2023
Audit Fees
(1) (2) (3)
$ 175,000 $ 246,000
Audit-Related Fees
(4)
17,200 13,000
Total $ 192,200 $ 259,000
____________________
(1)

Includes the aggregate

fees billed by

Elliott Davis for

professional services rendered

for the audit

of the Company’s

annual
financial statements, review of

unaudited financial statements included

in the Company’s Forms 10-Q

filed during fiscal years
2024

and 2023 and

services normally provided

for statutory and

regulatory filings or

engagements for the fiscal

years 2024
and 2023.
(2)

Audit

fees

for

2023

includes

fees

billed

by

Elliott

Davis

for

professional

services

rendered,

as

the

independent

public
accountant who

audits the

institution’s

financial statements,

to examine,

attest to,

and report

separately on

the assertion

of
management concerning the effectiveness of the institution’s internal control structure and procedures for financial reporting as

required

by

FDIC

regulations

applicable

to

FDIC-insured

institutions

with

more

than

$1 billion

in

total

assets

at

the
beginning of the fiscal year.

(3)

Audit fees

for 2023

include $30,000

to audit the

Company’s

adoption of

Accounting Standards

Codification (“ASC”) 326,
Current Expected Credit Losses,

effective January 1, 2023.

(4)

Includes the aggregate fees billed

by Elliott Davis for professional services

rendered for certain agreed upon

procedures and
other audit and attestation reports related to compliance matters during fiscal years 2024 and 2023.
Audit Committee Review
The Company’s Audit Committee has reviewed the services rendered and the fees billed by Elliott Davis for the

fiscal
year ended December

31, 2024.

The Audit Committee

has determined

that the services

rendered and the

fees billed
last year that

were not related

to the audit

of the Company’s financial statements

are compatible with the

independence
of Elliott Davis as the Company’s independent

registered accountants.

Audit Committee Pre-Approval

Policy
Under

the

Audit

Committee’s

Charter

and

its

pre-approval

policy,

the

Audit

Committee

is

required

to

approve

in
advance the terms of all audit services provided to the Company as well as all permissible audit related and non-audit services to

be provided

by the independent

public accountants.

Unless a

service to

be provided

by the

independent
public accountants has received approval under the pre-approval policy,

it will require specific approval by the Audit
Committee.

The pre-approval policy

describes the particular

services to be provided,

and the Audit Committee

is to
be informed about each

service provided.

The approval

of non-audit services may

be performed by the Chairman

of
the

Committee

and

reported

to

the

full

Audit

Committee

at

its

next

meeting,

but

may

not

be

performed

by

the
Company’s

management.

The

term

of

any

pre-approval

is

12

months,

unless

the

Audit

Committee

specifically
provides for a different period.

The Audit

Committee will

approve the

annual audit

engagement terms

and fees

prior to

the commencement

of any
audit work

other than

that necessary

for the

independent public

accountant to

prepare the

proposed audit

approach,
scope and fee estimates.

In addition to the

annual audit work, the

independent public accountants may perform

certain
other

audit

related

or

non-audit

services

that

are

pre-approved

by

the

Audit

Committee

and

are

not

prohibited

by
regulatory or other professional requirements.

Engagements for the annual audit and recurring tax return preparation engagements shall be reviewed and approved annually

by the Audit Committee based on

the agreed upon engagement
terms,

conditions

and

fees.

The

nature

and

dollar

value

of

services

provided

under

these

engagements

shall

be
reviewed by

the Audit

Committee to

approve changes

in terms,

conditions and

fees resulting

from changes

in audit
scope, Company structure, exchange rates or other items, if any.

In the event audit-related or non-audit services that are pre-approved under the pre-approval policy have an estimated cost in excess of certain dollar thresholds, these services will require specific approval by the Audit Committee or by
the

Chairman

of

the

Audit

Committee.

Any

proposed

engagement

must

be

approved

in

advance

by

the

Audit
Committee or

by the Chairman

of the

Audit Committee

applying the

principles set

forth in

the pre-approval

policy,
prior to

the commencement

of the

engagement.

In determining

the approval

of services

by the

independent public
accountants, the Audit

Committee evaluates each

service to determine

whether the performance

of such service

would:

(a)

impair

the

public

accountant’s

independence;

(b)

create

a

mutual

or

conflicting

interest

between

the

public
accountant and the Company; (c)

place the public accountant

in the position of

auditing his or her

own work; (d) result
in the public accountant acting as management or

an employee of the Company; or (e) place the public accountant in
a position of being an advocate for the Company.

In no event are monetary limits the only basis for the pre-approval of services.
All of

the services

provided by

Elliott Davis

during 2024

and described

above under

the caption

“Audit Fees”

and
“Audit-Related Fees” were pre-approved by the Company’s

Audit Committee pursuant to SEC Regulation S-X, Rule
2-01(c)(7)(i).
The

Board

recommends

you

vote

“FOR”

the

approval

of

this

Resolution

related

to

the

ratification

of

the
appointment of

Elliott Davis

as the

independent registered

public accounting

firm for

the fiscal

year ending
December 31, 2025.

SHAREHOLDER PROPOSALS FOR the 2026

ANNUAL MEETING
Proposals of shareholders

intended to be presented at

the Company’s

2026 Annual Meeting of

Shareholders must be
received by the Company

on or before December 4,

2025

and must comply with

the requirements of SEC

Rule 14a-
8, in order to be eligible for inclusion

in the Company’s proxy statement and form of proxy for that meeting.

If notice
of a proposal is not received

by the Company in accordance with the

dates specified pursuant to SEC Rule 14a-8,

then
the proposal

will be

deemed untimely

and we

will have

the right

to exclude

the proposal

from consideration

at the
2026

Annual Meeting and/or to exercise discretionary voting authority and vote proxies returned to us with respect to such proposal or director nomination.
If a shareholder does not submit a proposal for inclusion in next year’s proxy statement, but instead wishes to present it directly at

the Company’s 2026 Annual

Meeting of

Shareholders, the Company’s Bylaws

require that the

shareholder
notify the Company

of such proposal

in writing no

later than December 4,

2025, or 120

calendar days in advance

of
the date (with respect to

the Company’s 202

6

Annual Meeting of Shareholders)

that the Company’s

proxy statement
was

released

to

its

shareholders

in

connection

with

the

Meeting.

The

shareholder

must

also

comply

with

the
requirements of Article III, Section 16 of the Company’s

Bylaws with respect to shareholder proposals.
OTHER MATTERS
The Company

knows of

no other

matters to

be brought before

the Meeting.

However, if

any other

proper matter

is
presented, the persons named

in the enclosed

form of Proxy

intend to vote

the Proxy in

accordance with their

judgment
of what is in the best interest of the Company.
By Order of the Board of Directors
/s/ Robert W. Dumas
Robert W.

Dumas
Chairman of the Board
April 3, 2025

AUBURN NATIONAL
Bancorporation, Inc.

VOTE

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You may vote online or by phone instead of mailing this card.

Votes submitted electronically must be received by 1:00 A.M., Central Time, on May 13, 2025.

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Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

A **Proposals — The Board of Directors recommend a vote FOR all the nominees listed, FOR Proposal 2, for a shareholder vote EVERY 1 YEAR in Proposal 3, FOR Proposal 4, and FOR Proposal 5.**

1. Election of Directors:

01 - C. Wayne Alderman	02 - Terry W. Andrus	03 - J. Tutt Barrett	04 - Laura J. Cooper
05 - Robert W. Dumas	06 - William F. Ham, Jr.	07 - David A. Hedges	08 - David E. Housel
09 - Michael A. Lawler	10 - Anne M. May	11 - Sandra J. Spencer	

☐ Mark here to vote FOR all nominees ☐ Mark here to WITHHOLD vote from all nominees

☐ For All EXCEPT - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right.

01	02	03	04	05	06	07	08	09	10	11
☐	☐	☐	☐	☐	☐	☐	☐	☐	☐	☐

	For	Against	Abstain
2. To approve the compensation of the Company's named executive officers.	☐	☐	☐

	Every 1 Year	Every 2 Years	Every 3 Years	Abstain
3. To recommend the frequency of the shareholder vote to approve the compensation of the Company's named executive officers.	☐	☐	☐	☐

6. The Proxies are authorized to vote upon such other business as may properly come before the Meeting, or any adjournments of the majority of the Company's Board of Directors.

B **Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below**

When shares are held by joint tenants, both should sign. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X

044P1A

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REVOCABLE PROXY — AUBURN NATIONAL BANCORPORATION, INC.

2025 ANNUAL MEETING OF SHAREHOLDERS MAY 13, 2025

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

KNOW BY ALL MEN BY THESE PRESENTS, that the undersigned shareholder of Auburn National Bancorporation, Inc., Auburn, Alabama (the "Company"), hereby revoking any proxy heretofore given, does hereby nominate, constitute, and appoint Robert W. Dumas, and Terry W. Andrus or either one of them, the true and lawful attorneys and proxies of the undersigned, with full power of substitution, for the undersigned and in the undersigned's name, place, and stead, to vote all of the shares of common stock of the Company standing in the undersigned's name, on its books at the close of business on March 17, 2025, and that the undersigned shall be entitled to vote at the Annual Meeting of Shareholders to be held at the AuburnBank Center, 100 North Gay Street, Auburn, Alabama at 3:00 p.m. local time, on Tuesday, May 13, 2025, and at any adjournments thereof (the "Meeting"), with all the powers the undersigned would possess if personally present as follows:

The proxy will be voted as directed by the undersigned shareholder. **Unless contrary direction is given, this proxy will be voted FOR the election of all the nominees listed in Proposal 1, FOR approval of the compensation of the Company's named executive officers, for a shareholder vote EVERY 1 YEAR to approve the compensation of the Company's named executive officers, FOR an amendment to the Company's Certificate of Incorporation to limit the liability of officers, and FOR the ratification of the appointment of Elliott Davis, LLC as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2025. The Proxies are authorized to vote upon such other business as may properly come before the Meeting, or any adjournments in accordance with the determination of a majority of the Board of Directors as to any other matters.** The undersigned shareholder may revoke this proxy at any time prior to its exercise at the Meeting by either (i) giving written notice of revocation to the Company's Secretary, (ii) properly submitting to the Company a duly executed Proxy bearing a later date, or (iii) by appearing at the Meeting and voting in person. The undersigned shareholder hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 13, 2025 FOR AUBURN NATIONAL BANCORPORATION, INC. THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.AUBNPROXY.COM. *PROXY STATEMENT *ANNUAL REPORT

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY ALSO VOTE ONLINE AT INVESTORVOTE.COM/AUBN.

C Non-Voting Items

Change of Address — Please print new address below.

Meeting Attendance
Mark box to the right if you plan to attend the Annual Meeting. ☐